UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-3880 (Commission File Number)	13-1086010 (IRS Employer or Identification No.)

6363 Main Street, Williamsville, New York (Address of principal executive offices)	14221 (Zip Code)

Registrant's telephone number, including area code:	(716) 857-7000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On April 27, 2005, National Fuel Gas Company (the “Company”) furnished a Current Report on Form 8-K containing a press release regarding the Company’s earnings for the quarter ended March 31, 2005. Exhibit 99.1 of this Current Report on Form 8-K/A supplements and replaces pages 11 and 12 of Exhibit 99 to the Form 8-K furnished on April 27, 2005. Those pages 11 and 12 included, respectively, the Company’s unaudited Consolidated Balance Sheets as of March 31, 2005 and the Company’s unaudited Consolidated Statements of Cash Flows for the six months ended March 31, 2005. As a result of an increase in the Company’s estimated remaining clean-up costs at March 31, 2005 related to a former manufactured gas plant site, the Company has revised those two financial statements. The increase in estimated costs does not affect the Company’s Summary of Operations included as page 10 of Exhibit 99 to the Form 8-K furnished on April 27, 2005, as the Company expects to recover the total estimated remaining clean-up costs for the site from a combination of insurance proceeds and rate recovery.* The revised unaudited Consolidated Balance Sheets as of March 31, 2005 and revised unaudited Consolidated Statements of Cash Flows for the six months ended March 31, 2005 are incorporated by reference into this Item 2.02 and furnished as part of this Current Report as Exhibit 99.1.

        Certain statements contained herein, including statements designated with an asterisk (“*”), are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. While the Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in forward-looking statements. Furthermore, each forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update the statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: governmental/regulatory actions, initiatives and proceedings, including those affecting acquisitions, financings, allowed rates of return, affiliate relationships, industry and rate structure, franchise renewal, and environmental/safety requirements; changes in laws and regulations to which the Company is subject, including tax, environmental, safety and employment laws and regulations; or the cost and effects of legal and administrative claims against the Company. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1	Financial Statements

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY By: /s/ James R. Peterson James R. Peterson Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements